UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2018

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws

As described in the Proxy Statement (defined below) and as a result of the approval of the amendments described in Item 5.07 below, Lantheus Holdings, Inc. (the “Company”) filed an Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware on April 26, 2018.

Also as described in the Proxy Statement, the Amended and Restated Bylaws (the “Bylaws”) of the Company became effective as of April 26, 2018.

The provisions of the Certificate of Incorporation and Bylaws are substantially the same as described in the Proxy Statement.

The foregoing descriptions of the terms of the Certificate of Incorporation and the Bylaws do not purport to be complete and are subject to, and qualified in their entirety by reference to, the Certificate of Incorporation and the Bylaws, which are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on April 26, 2018. Set forth below is a brief description of each matter submitted to a vote of the Company’s stockholders at the Annual Meeting and the final voting results for each matter. A more complete description of each matter is set forth in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on March 16, 2018.

Proposal 1 – Election of Directors

Each of the following nominees for Class III director was elected by the Company’s stockholders to serve a three-year term until the 2021 Annual Meeting of Stockholders based on the following vote:

Nominee	Votes For	Withheld	Broker Non-Votes
Brian Markison	32,047,325	362,219	2,348,020
Gary Pruden	32,319,515	90,029	2,348,020
Kenneth Pucel	32,319,507	90,037	2,348,020
Dr. James Thrall	32,229,232	180,312	2,348,020

Proposal 2 – Approval of an Amendment to Lantheus Holdings, Inc.’s Amended and Restated Certificate of Incorporation (the “Charter”) to Eliminate the Supermajority Voting Requirement for Amendments to Certain Provisions of the Charter

The amendment to the Charter to eliminate the supermajority voting requirement for amendments to certain provisions of the Charter was approved by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,354,363	41,129	14,051	2,348,021

Proposal 3 – Approval of an Amendment to the Charter to Permit Holders of at least a Majority of Our Common Stock to Call Special Meetings of the Stockholders

The amendment to the Charter to permit holders of at least a majority of our common stock to call a special meeting of the stockholders was approved by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,388,386	14,099	7,058	2,348,021

Proposal 4 – Approval of an Amendment to the Charter to Delete Various Provisions Related to Our Former Sponsor that are no Longer Applicable

The amendment to the Charter to delete various provisions related to our former sponsor that are no longer applicable was approved by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,402,550	1,630	5,364	2,348,020

Proposal 5 – Ratification of Appointment of Deloitte & Touche LLP

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018 was ratified by the Company’s stockholders based on the following vote:

Votes For	Votes Against	Abstentions
34,569,192	159,509	28,863

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

3.1*	Amended and Restated Certificate of Incorporation of Lantheus Holdings, Inc.

3.2*	Amended and Restated Bylaws of Lantheus Holdings, Inc.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Daniel Niedzwiecki
Name:	Daniel Niedzwiecki
Title:	Vice President, Deputy General Counsel and Assistant Secretary

Date: April 27, 2018

Exhibit Index

Exhibit Number	Exhibit Description

3.1*	Amended and Restated Certificate of Incorporation of Lantheus Holdings, Inc.

3.2*	Amended and Restated Bylaws of Lantheus Holdings, Inc.

*	Filed herewith.